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                          CUSTODIAL AGREEMENT







                  NATIONAL AUTO FINANCE COMPANY, L.P.
                                Company





                                  and





                  OMNI FINANCIAL SERVICES OF AMERICA
                               Custodian






                     Dated as of November 21, 1995



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                          CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT ("Agreement"), dated as of November 21, 1995, is entered into by and between OMNI FINANCIAL SERVICES OF AMERICA, INC. as custodian ("Custodian"or "OFSA"), and NATIONAL AUTO FINANCE COMPANY, L.P., as master servicer (the "Company" or "NAFCO").


                               RECITALS

         A. National Financial Auto Funding Trust ("National Financial"), a Delaware business trust, intends to transfer, set over, assign and otherwise convey the accounts designated in Schedule 1 to the Servicing Agreement (as defined below) (the "Assigned Accounts") to National Auto Finance 1995-1 Trust (the "Trust") pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1995 (the "Pooling and Servicing Agreement"), by and among National Financial, NAFCO and Harris Trust and Savings Bank, as trustee (the "Trustee").

         B. NAFCO and OFSA have agreed pursuant to the Amended and Restated Servicing Agreement (the "Servicing Agreement") dated as of December 5, 1994, as amended as of October 1, 1995 and supplemented as of November 21, 1995 that OFSA shall provide certain accounting and collection services with respect to the Assigned Accounts following assignment of the Assigned Accounts by National Financial to the Trust.

         C. NAFCO desires to have OFSA take possession of the Contract Files as custodian and bailee of the Trustee and NAFCO and the Trustee, as assignee of NAFCO in accordance with the terms and conditions hereof.

         D. Capitalized terms used but not defined herein shall have the same meanings ascribed thereto in the Pooling and Servicing
Agreement.s

                        STATEMENT OF AGREEMENT

         A. The Custodian shall maintain custody and possession of the Contract Files as custodian for the benefit of, and bailee for, NAFCO and the Trustee, as assignee of NAFCO.

         B. The Custodian shall maintain possession of the related Contract Files at its offices in Memphis, Tennessee or at such other offices of the Custodian as shall from time to time be identified to NAFCO by written notice; provided that, if such other offices are outside of Tennessee, the Custodian must get NAFCO's prior written consent. The Custodian may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. It is intended that by the

Custodian's agreements pursuant to this agreement that the Trustee will be deemed to have possession of the Contract Files for purposes of Section 9-305 of the UCC as in effect in the state in which the Contract Files are located.

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         C. As custodian and bailee, the Custodian shall have and
perform the following powers and duties:

                         (i) hold the Contract Files on behalf of NAFCO and the Trustee, as assignee of NAFCO maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this custodial agreement and maintain a current inventory thereof (by computer records or otherwise);

                        (ii) implement policies and procedures with respect to the reasonable and customary handling and custody of the Contract Files;

                       (iii) attend to details in maintaining custody of the Contract Files on behalf of NAFCO; and

                        (iv) at all times maintain the original of each fully executed Contract and store such original Contract in a secure place.

         D. The Custodian shall:

                         (i) act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it;

                        (ii) promptly report to NAFCO any material failure by it to hold the Contract Files as herein provided;

                       (iii) promptly take appropriate action to remedy any such failure; and

                        (iv) in acting as custodian and bailee of the Contract Files, not assert, and shall cause a related subservicer not to assert, any beneficial ownership interests in the Contracts or the Contract Files.

         E. The Custodian agrees to indemnify the Company and the Trustee, its respective officers, directors, employees and agents for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on or incurred by the Company and the Trustee arising from the gross negligence or willful misconduct of the Custodian in maintaining custody of the Contract Files pursuant to this Agreement; provided, however, that the Custodian will not be liable to the extent that any such amount resulted from the gross negligence or willful misconduct of the Company and provided further that the Custodian will not be liable for any such liability, obligation, loss, damage, payment, cost or expense that resulted from any act or omission to act by it done in conformity with the written instructions of the Company.

         F. If at any time the Company notifies the Custodian that other custodial arrangements have been made for the holding of the Contract Files, such Custodian shall

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cooperate with the Company in such new custodial arrangement at the expense of the Company. Such Custodian shall cooperate with the Company to assure that the various documents contained in such Contract Files are made available to the Company, as necessary for the performance of the Company's duties under the other custodial agreements.

         G. The Custodian shall not without the prior written consent of the Company and the Trustee, deliver or release to any Person any Contracts or related Title Documents (or any security interest in the related Financed Vehicle) except (i) in the ordinary course of its business in connection with the release of collateral securing such Contract after satisfaction of the related indebtedness thereunder or in connection with correcting vehicle lienholder or similar information on a Contract or title document or (ii) upon written notice from the Transferor or NAFCO that such contract has been retransferred to the Transferor in accordance with the Pooling and Servicing Agreement.

         H. The Custodian shall retain possession of the Contract File for each Assigned Account until written notice from NAFCO that the related account has been determined to be a contract with respect to which any of the following has occurred during the due period: (i) 91 days have elapsed since repossession of the related financed vehicle,
(ii) NAFCO has in good faith determined that all amounts that it expects to recover under such contract have been received, or (iii) 90% of any scheduled payment on such contract is 120 days or more delinquent as of the end of such due period; provided that, OFSA shall not be required to continue collection efforts beyond its standard collection practices (as provided in the Servicing Agreement) except at NAFCO's expense.


                       MISCELLANEOUS PROVISIONS


                  A. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

                  B. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

                  C. Termination. It is agreed that NAFCO may terminate this Agreement at anytime without cause. In addition, this Agreement will terminate if and to the extent that the Supplement dated November 21, 1995 to the Servicing Agreement terminates. The custodian will deliver the Contract files to the Trustee or at the direction of the Trustee upon such termination.

                  D. Assignment. This Agreement may be assigned only with the prior written consent of the other party hereto and the Trustee; provided that, the Company may assign all

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its rights under this Agreement to the Trustee, to which the Custodian hereby expressly consents. The Trustee as assignee of the Company can enforce the rights under this Agreement directly against the Custodian.


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                  IN WITNESS WHEREOF, the Company and Custodian have
caused this Agreement to be duly executed as of the date and year first above written.


                                  NATIONAL AUTO FINANCE COMPANY, L.P.

                                  By: NATIONAL AUTO FINANCE
                                  CORPORATION, its General Partner


                                  By:    /s/ Keith B. Stein
                                     --------------------------------
                                  Name:  Keith B. Stein
                                  Title: Executive Vice President



                                  OMNI FINANCIAL SERVICES OF AMERICA, INC.


                                  By:    /s/  Daryl Smith
                                     --------------------------------
                                  Name:  Daryl Smith
                                  Title: President